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                                                                    EXHIBIT 10-1

          LOAN SALE AGREEMENT dated as of June 1, 1996 (this
          "Agreement") between BANK ONE, ARIZONA, NA, a national banking association, as seller (the "Seller") and BANC ONE ABS CORPORATION, an Ohio corporation, as purchaser (the
          "Purchaser").


     WHEREAS, the Purchaser desires to purchase, and the Seller is willing to sell, the receivables evidencing the motor vehicle installment sales contracts identified on Schedule A to this Agreement and the Assignment (as hereinafter defined) (the "Receivables"); and

     WHEREAS, following such purchase the Purchaser intends to sell, transfer, assign, set over and otherwise convey the Receivables to Bankers Trust Company, as trustee (the "Trustee") on behalf of Banc One Auto Grantor Trust 1996-B (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of June 1, 1996 among the Purchaser, as seller, the Seller as servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

     Capitalized terms used but not defined herein are defined in the Pooling and Servicing Agreement, which also contains rules as to usage and construction that shall be applicable herein. In addition, the following terms have the following meanings:

     "Agreement" is defined in the Preamble to this Agreement.

     "Assignment" is defined in Section 2.1(a).

     "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

     "Purchased Receivable" means any Receivable repurchased by the Seller pursuant to Section 2.5.

     "Purchaser" is defined in the Preamble to this Agreement.

     "Receivables" is defined in the first WHEREAS clause of this Agreement.

     "Receivable File" means the documents specified in Section 2.6.

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     "Requirements of Law" with respect to any Person shall mean the certificate of incorporation or articles of association and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, State or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Sale Amount" is defined in Section 2.2.

     "Secured Obligations" is defined in Section 2.1(d).

     "Seller" is defined in the Preamble to this Agreement.

     "Trust" is defined in the second WHEREAS clause of this Agreement.

     "Trustee" is defined in the second WHEREAS clause of this Agreement.

     "UCC" means the Uniform Commercial Code in effect in the State of Arizona.


                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

     SECTION 2.1    CONVEYANCE OF RECEIVABLES.

     (a) Upon the terms and subject to the conditions set forth herein and in consideration of the Purchaser's delivery to or upon the order of the Seller of the Sale Amount described in Section 2.2, the Seller does hereby, as evidenced by a duly executed written assignment in the form of Exhibit A (the "Assignment"), sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all its right, title and interest in, to and under: (i) the Receivables existing on the Cutoff Date and listed on Schedule A to this Agreement and the Assignment and all monies due or to become due with respect thereto and the related computer file or microfiche list, and all proceeds (including "proceeds" as defined in the UCC, and Recoveries); (ii) all right, title and interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iii) the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering Financed Vehicles or Obligors; (iv) the interest of the Seller in any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement; and (v) the proceeds of any and all of the foregoing. The foregoing does not constitute and is not intended to result in the creation or assumption by the Purchaser of any


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obligation of the Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors or insurers.

     (b) In connection with the foregoing sale, the Seller agrees to record and file, from time to time, at its own expense, one or more financing statements with respect to the Receivables and the other property described in Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the UCC against all creditors of and purchasers from the Seller, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser promptly after the same has been filed.

     (c) In connection with the sale and conveyance hereunder, the Seller agrees, at its own expense, on or prior to the execution of this Agreement, to indicate or cause to be indicated clearly and unambiguously in its accounting and master data processing records that such Receivables and the other property described in Section 2.1(a) have been sold to the Purchaser pursuant to this Agreement as of the Cutoff Date.

     (d) It is the express intent of the Seller and the Purchaser that the conveyance of the Receivables by the Seller to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables by the Seller to the Purchaser. It is, further, not the intention of the Seller and the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, a court of competent jurisdiction determines that the Receivables continue to be property of the Seller, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC; and (ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be and the Seller hereby grants to the Purchaser a security interest in and to all of the Seller's right, title and interest in (x) all Receivables outstanding on the Cutoff Date and all rights (but not the obligations) relating to such Receivables, (y) all monies due or to become due with respect thereto and (z) all proceeds of the foregoing, to secure the rights of the Purchaser to recover all Collections and other property or payments received from time to time in respect of the Receivables purported to be conveyed hereunder (the "Secured Obligations"). The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest of first priority in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement. The Seller and the Purchaser may rely upon an Opinion of Counsel addressed to them as to what is required to provide the Purchaser with such security interest.

     SECTION 2.2 CONSIDERATION FOR CONVEYANCE OF RECEIVABLES. In consideration of the Seller's conveyance to the Purchaser of the Receivables, the Purchaser shall deliver to the Seller on or prior to the Closing Date the sale amount ("Sale Amount") for such Receivables as determined pursuant to Exhibit B hereto, which is hereby incorporated herein.


                                       -3-

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     SECTION 2.3    REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO THE
SELLER. The Seller hereby represents and warrants to the Purchaser as of the Closing Date that:

     (a) ORGANIZATION AND GOOD STANDING. The Seller is a national banking association validly existing under the laws of the United States and has, in all material respects, full power and authority to own its properties and conduct its consumer revolving lending business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) DUE QUALIFICATION. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any agreement relating to any Receivable unenforceable by the Seller or the Purchaser, the Trustee or any Certificateholder or would have a material adverse effect on the interests of the Purchaser, the Trustee or any Certificateholder; PROVIDED, HOWEVER, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee or the Purchaser has or may be required at any time to obtain, if any.

     (c) DUE AUTHORIZATION. The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller.

     (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) NO CONFLICT. The execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof applicable to it will not violate the organizational documents of the Seller or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or any of its properties are bound.

     (f) NO VIOLATION. The execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof applicable to it will not violate in any material respect any Requirements of Law applicable to the Seller.

     (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation by the Seller of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect


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the performance of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

     (h) ALL CONSENTS REQUIRED. All authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained by the Seller in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof, have been obtained.

     (i) INSOLVENCY. No Insolvency Event with respect to the Seller has occurred and the transfer of the Receivables by the Seller to the Purchaser has not been made in contemplation of the occurrence thereof.

     The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the Receivables to the Purchaser and the subsequent transfers and assignments of the Receivables to the Trustee, on behalf of the Trust. Upon discovery by a responsible officer of the Seller of a breach of any of the representations and warranties set forth in this
Section 2.3, the Seller shall give prompt written notice to the Purchaser within three Business Days following such discovery. The Seller agrees to cooperate with the Purchaser in attempting to cure any such breach.

     SECTION 2.4 REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO THE RECEIVABLES. The Seller makes the following representations and warranties as to the Receivables on which the Purchaser is deemed to have relied in acquiring the Receivables. Unless otherwise indicated, such representations and warranties speak as of the execution and delivery of the Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and any subsequent assignment or assignments by the Purchaser to the Trustee, on behalf of the Trust.

     (a) TITLE. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against the Seller. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such Receivable, free and clear of all Liens; and the transfer of the Receivables to the Purchaser has been perfected under the UCC.

     (b) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a perfected ownership interest in the Receivables, and to give the Purchaser a first priority perfected security interest in the Receivables, shall have been made.

     (c) CHARACTERISTICS OF RECEIVABLES. Each Receivable (i) has been originated either by a Dealer in the regular course of such Dealer's business and purchased from such Dealer by


                                       -5-

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the Seller in the ordinary course of the Seller's business or originated by the
Seller in the ordinary course of the Seller's business, and each Obligor was approved in accordance with the Seller's standard underwriting procedures in effect at the time such Receivable was originated, acquired or purchased, (ii) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Related Financed Vehicle, which security interest is assignable by the Seller to the Purchaser, (iii) contains customary and enforceable provisions under the laws of the State governing such Receivables such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and
(iv) provides for equal monthly payments at a fixed rate of interest that fully amortizes the Amount Financed by maturity and yields interest at the Annual Percentage Rate assuming payments are made on the due date thereof.

     (d) SCHEDULE OF RECEIVABLES. The information set forth in Schedule A to this Agreement and the Assignment is true and correct in all material respects as of the opening of business on the Cutoff Date and no selection procedures adverse to the Certificateholders were utilized in selecting the Receivables. The Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

     (e) COMPLIANCE WITH LAW. Each Receivable complied at the time it was originated or made and at the Closing Date complies in all material respects with all requirements of applicable Federal, State and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B, Z and AA, State adaptations of the Uniform Consumer Code, the Arizona Consumer Fraud Act, Title 6 of the Arizona Revised Statutes and other applicable consumer credit laws and equal credit opportunity and disclosure laws.

     (f) BINDING OBLIGATION. As of the Cutoff Date, each Receivable represents the legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

     (g) NO GOVERNMENT OBLIGOR. As of the Cutoff Date, none of the Receivables is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

     (h) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Related Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first security interest in the Related Financed Vehicle in favor of the Seller as secured party.


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     (i)  RECEIVABLES IN FORCE.  As of the Cutoff Date, no Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

     (j) NO WAIVER. As of the Cutoff Date, no provision of a Receivable has been waived except as reflected in the Receivable File relating to such Receivable.

     (k) NO DEFENSES. As of the Cutoff Date, the Seller has not received notice that any right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

     (l) NO LIENS. The Seller shall not have received notice of any Liens or claims, including Liens for work, labor, materials or unpaid State or Federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

     (m) NO DEFAULT. No Receivable will have a payment that is more than [90] days overdue as of the Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has arisen as of the Cutoff Date; and the Seller has not waived and shall not waive any of the foregoing.

     (n) MATURITY OF RECEIVABLES. The weighted average original maturity of the Receivables is _______ months as of the Cutoff Date; the weighted average remaining term of the Receivables is _______ months as of the Cutoff Date; and the latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date.

     (o) NO BANKRUPTCIES. No Obligor on any Receivable was noted in the related Receivable File as having filed for bankruptcy in a proceeding which remained undischarged as of the Cutoff Date.

     (p) NO REPOSSESSIONS. As of the Cutoff Date, no Financed Vehicle securing any Receivable is in repossession status.

     (q) CHATTEL PAPER. Each Receivable constitutes "chattel paper" as defined in the UCC.

     (r) APR. The weighted average APR of the Receivables as of the Cutoff Date is approximately _____%.

     (s) PAID AHEAD. As of the Cutoff Date, no Receivable is more than six months paid ahead.


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     (t)  PRINCIPAL BALANCE.  The average principal balance of the Receivable as of the Cutoff Date is $_________. The aggregate Cutoff Date Principal Balance of the Receivables is $___________. As of the Cutoff Date, each Receivable has a principal balance between $__________ and $___________.

     (u) FINANCING. Approximately ____% of the Aggregate Cutoff Date Principal Balance of the Receivables, constituting approximately ____% of the number of Receivables as of the Cutoff Date, represents financing of new vehicles; the remainder of the Receivables represents financing of used vehicles.

     (v) INSURANCE. The Seller, in accordance with its customary procedures, has determined that the Obligor, at the time the Related Receivable was originated, obtained, applied for or made arrangements to obtain physical damage insurance covering the Related Financed Vehicle and under the terms of the Related Receivable the Obligor is required to maintain such insurance.

     (w) LAWFUL ASSIGNMENT. No Receivable has been originated in, or as of the Cutoff Date is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or this Agreement is unlawful, void or voidable.

     (x) NO INSURANCE PREMIUMS. As of the Cutoff Date, no portion of the Amount Financed of any Receivable included amounts attributable to the payment of any physical damage or theft insurance premium.

     (y) ONE ORIGINAL. There is only one original executed copy of each Receivable.

     (z) LOCATION OF RECEIVABLE FILES. The Receivable Files are kept at one or more of the locations listed in Schedule B.

     (aa) COMPUTER RECORDS. As of the Closing Date, the accounting and computer records of the Seller relating to the Receivables have been marked to show the transfer of the Receivables to the Purchaser.

     SECTION 2.5 REPURCHASE UPON BREACH. The Seller shall inform the Purchaser upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 2.4. Unless any such breach shall have been cured within 60 days following the discovery thereof by the Purchaser or receipt by the Purchaser of written notice from the Seller of such breach, the Seller shall be obligated to repurchase any Receivable in which the interests of the Purchaser or the Certificateholders are materially and adversely affected by any such breach as of the first day succeeding the end of such 60 day period that is the last day of a Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit to the Purchaser the Purchase Amount in the manner specified in Section 4.3 of the Pooling and Servicing Agreement and the Purchaser shall execute such assignments and other documents reasonably requested by the Seller in order to effect such repurchase. The sole remedy of the Purchaser with respect to a breach of representations and warranties pursuant


                                       -8-

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to Section 2.4 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein.

     SECTION 2.6 CUSTODY OF RECEIVABLE FILES. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Purchaser hereby revocably appoints the Seller, and the Seller hereby accepts such appointment, to act as the agent of the Purchaser as custodian of the following documents or instruments which are hereby constructively delivered to the Purchaser with respect to each Receivable:

     (a)  the original executed copy of the Receivable;

     (b) a record of the information supplied by the Obligor in the original credit application;

     (c) the original certificate of title or such documents that the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle (it being understood that the original certificates of title or other documents evidencing the Seller's security interest in the Financed Vehicle generally are not delivered to the Seller for [90 days] but that promptly upon delivery they shall be delivered to the Seller as custodian hereunder); and

     (d) any and all other documents that the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

     SECTION 2.7    DUTIES OF SELLER TO SERVE AS CUSTODIAN.

     (a) SAFEKEEPING. The Seller shall hold the Receivable Files on behalf of the Purchaser and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Seller to comply with this Agreement. In performing its duties as custodian the Seller shall act with reasonable care, using that degree of skill and attention that the Seller exercises with respect to all comparable automotive receivables that the Seller services for itself or others, except that the Seller shall not be obligated, and does not intend, to (i) pay any premium for force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor's maintenance of insurance. The Seller shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Purchaser to verify the accuracy of the Seller's record keeping. The Seller shall promptly report to the Purchaser any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

     (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Seller shall maintain each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Purchaser by written notice not later than 90 days after any change in location. Upon reasonable prior notice, the Seller shall make available to the Purchaser or its respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and records and computer systems maintained by the Seller at such times during normal business hours as the Purchaser shall instruct.

     (c) RELEASE OF DOCUMENTS. Upon written instruction from the Purchaser, the Seller shall release any Receivable File to the Purchaser or its designee, as the case may be, at such place or places as the Purchaser may designate, as soon as practicable and upon the release and delivery of any such document in accordance with the instructions of the Purchaser, the Seller shall be released from any further liability and responsibilities under this Section 2.7 with respect to such documents unless and until such time as such document may be returned to the Seller.

     SECTION 2.8 INSTRUCTIONS; AUTHORITY TO ACT. The Seller shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an authorized officer of the Purchaser.

     SECTION 2.9 CUSTODIAN'S INDEMNIFICATION. The Seller as custodian shall indemnify and hold harmless the Purchaser, any assignee of the Purchaser and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable attorneys' fees and expenses) that may be imposed on, incurred by or asserted against the Purchaser, any assignee of the Purchaser or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Seller as custodian of the Receivable Files where the final determination that any such improper act or omission by the Seller which resulted in such liability, obligation, loss, damage, payment, cost or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Seller; PROVIDED, HOWEVER, that the Seller shall not be liable to the Purchaser or any such assignee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Purchaser or any assignee of the Purchaser, including the Trustee. This provision shall not be considered to limit the Seller's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

     SECTION 2.10 EFFECTIVE PERIOD AND TERMINATION. The Seller's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated by the Purchaser pursuant to this Section
2.10. As soon as practicable after any termination of such appointment, the Seller shall deliver the Receivable Files with respect to which the Seller's appointment as custodian has been terminated to the Purchaser or to the Purchaser's agent at such place or places as the Purchaser may reasonably designate in writing. If the Seller shall be terminated as custodian hereunder for any reason but shall continue to serve as Servicer under the Pooling and Servicing Agreement, the Purchaser shall, or shall cause its agent to, make the Receivable Files with respect to which the Seller's appointment as custodian has been terminated available to the Servicer during normal business hours upon reasonable notice so as to permit the Servicer to perform its obligations as Servicer under the Pooling and Servicing Agreement.


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                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     SECTION 3.1 DUTIES OF SERVICER. The Servicer shall service the Receivables pursuant to the terms, conditions and provisions of the Pooling and Servicing Agreement.


                                   ARTICLE IV

                      OTHER MATTERS RELATING TO THE SELLER

     SECTION 4.1 LIABILITY OF THE SELLER. The Seller shall be liable in all respects for the obligations, covenants, representations and warranties of the Seller arising under or related to this Agreement. The Seller shall be liable only to the extent of the obligations specifically undertaken by it pursuant to this Agreement.

     SECTION 4.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SELLER.

     (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, a corporation, banking corporation or banking association organized and existing under the laws of the United States or any State and such corporation, banking corporation or banking association shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Purchaser, in form reasonably satisfactory to the Purchaser, the performance of every covenant and obligation of the Seller hereunder.

     (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except in each case in accordance with the provisions of the foregoing paragraph.

     SECTION 4.3 LIMITATIONS ON LIABILITY OF THE SELLER. Subject to Section 4.1, neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, the Trust, the Trustee, the Certificateholder or any other Person for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Seller or any such Person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Seller) respecting any matters arising hereunder.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1 AMENDMENT. This Agreement may only be amended by the parties hereto in writing.

     SECTION 5.2 NOTICES. All demands, notices and communications upon or to the Seller or the Purchaser under this Agreement shall be in writing and personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt: (a) in the case of the Purchaser, to Banc One ABS Corporation, ___________________________________________, Attention: Chief Financial Officer
(telephone: (___) ________; facsimile: (___) ________); and (b) in the case of the Seller, to Bank One, Arizona, NA, ___________________________, __________,
Arizona, ____, Attention: __________, (telephone: (___) ________; facsimile:
(___) ________); or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 5.3 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, this Agreement may be assigned by the Purchaser at any time without the consent of the Seller upon five (5) Business Days prior written notice to the Seller and Seller. Except as provided in Section 4.2, the obligations of the Seller hereunder may not be assigned without the prior written consent of the Purchaser. The Seller hereby acknowledges and consents to the assignment by the Purchaser of any or all of the Purchaser's rights and obligations under this Agreement to the Trustee for the benefit of the Trust and the Certificateholders.

     SECTION 5.4    LIMITATIONS ON RIGHTS OF OTHERS.  Except as provided in
Section 5.3, the provisions of this Agreement are solely for the benefit of the parties hereto and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 5.5 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 5.6 SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.7 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References to Articles, Sections, Exhibits or Schedules are references to Articles, Sections, Exhibits or Schedules in or to this Agreement unless otherwise specified.

     SECTION 5.8 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified except as provided herein.

     SECTION 5.9 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Arizona, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        BANC ONE ABS CORPORATION,
                                        in its capacity as Purchaser


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        BANK ONE, ARIZONA, NA, in its
                                        capacity as Seller


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                    EXHIBIT A

                                   ASSIGNMENT


     For value received, in accordance with the Loan Sale Agreement (the "Agreement") dated as of June 1, 1996, between BANK ONE, ARIZONA, NA (the "Seller") and BANC ONE ABS CORPORATION (the "Purchaser"), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to its obligations under the Agreement) all its right, title and interest in, to and under: (i) the Receivables existing on the Cutoff Date and listed on Schedule A hereto, and all moneys due or to become due with respect thereto and the related computer file or microfiche list, and all proceeds (including "proceeds" as defined in the UCC, and Recoveries thereon);
(ii) all right, title and interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iii) the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering Financed Vehicles or Obligors; (iv) the interest of the Seller in any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement; and (v) the proceeds of any and all of the foregoing.

     The foregoing sale does not constitute and is not intended to result in the creation or assumption by the Purchaser of any obligations of the Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors or insurers.

     This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is to be governed by the Agreement.

     Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement, which also contains rules as to usage that shall be applicable herein.

     IN WITNESS WHEREOF, the undersigned has caused this assignment to be duly executed as of June 1, 1996.

                                        BANK ONE, ARIZONA, NA, as Seller


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                   SCHEDULE A

                           DESCRIPTION OF RECEIVABLES


           [To be provided by Seller for Receivables to be transferred as of the Cutoff Date]

                                   SCHEDULE B

                          LOCATION OF RECEIVABLE FILES


[Complete address of each location where actual Receivable Files will be maintained, including title and telephone number of person responsible for the Receivable Files]

                                    EXHIBIT B


     [Calculation formula for determining amount to be paid by Banc One ABS
        Corporation to Bank One, Arizona, NA for purchase of Receivables]